                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  March 19, 1996
                                                  --------------------------




                            SURVIVAL TECHNOLOGY, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            DELAWARE               0-5958                 52-0898764
--------------------------    ---------------------   -----------------------
(State or other juris-        (Commission              (IRS Employer
 diction of incorporation)    File Number)              Identification No.)


2275 Research Blvd., Rockville, Maryland                       20850
----------------------------------------               -----------------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:   (301) 926-1800
                                                    --------------------


------------------------------------------------------------------------------
  (Former name or former address, if changed since last report)

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                                        2
                            SURVIVAL TECHNOLOGY, INC.
                                    FORM 8-K




Item 5.   OTHER EVENTS.

     On March 19, 1996, Survival Technology, Inc. (the "Company") announced that the Estate of Stanley J. Sarnoff ("Estate"), which owns approximately 61% of the Company's outstanding common stock, has entered into an agreement to sell such shares to Brunswick Biomedical Corporation ("Brunswick"). The Company's press release relating to the announcement is filed herewith as Exhibit 99 and is incorporated herein by reference.


     The Company's Board of Directors has approved Brunswick's proposed acquisition of the Estate's shares for purposes of Section 203 (a)(1) of the Delaware General Corporation Law. As noted in the press release, Brunswick has agreed in connection with that approval to various measures designed to protect the interests of the Company's minority shareholders. A copy of Brunswick's agreement is filed herewith as Exhibit 10 and is incorporated herein by reference.

     The Company expects that the Estate will amend its Schedule 13D on file with the Commission and that such amendment will contain additional information regarding the terms of its proposed transaction with Brunswick.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

Exhibit No.                    Description Of Exhibit
-----------                    -----------------------

(10)            Letter Agreement from Brunswick Biomedical
                Corporation.  Filed herewith.


(99)            Press Release dated March 19, 1996.   Filed
                herewith.

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                                        3


                            SURVIVAL TECHNOLOGY, INC.
                                    FORM 8-K

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SURVIVAL TECHNOLOGY, INC.
                                   --------------------------
                                          (Registrant)




March 20, 1996              By:   /s/ Jeffrey W. Church
-----------------               ----------------------------------
    Date                        Jeffrey W. Church
                                Sr. Vice President-Finance
                                and Chief Financial Officer
                                (Principal Financial and
                                Accounting Officer)



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                                      4



                            SURVIVAL TECHNOLOGY, INC.
                                   FORM 8-K
                                 EXHIBITS INDEX


     Exhibit No.              Description of Exhibit                             Page No.
     -----------              ----------------------                             ---------
       (10)                   Letter Agreement from Brunswick Biomedical             5
                              Corporation.  Filed herewith.

       (99)                   Press Release dated March 18, 1995.  Filed             8
                              herewith.


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